UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08215

Name of Fund:  BlackRock MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/07 - 01/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Semi-Annual Reports
(Unaudited)


JANUARY 31, 2007


BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securitiesand Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHolidngs Fund II, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.


Quality Profiles as of January 31, 2007


                                               Percent of
BlackRock MuniHoldings Fund II, Inc.             Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           44.3%
AA/Aa                                              9.2
A/A                                               12.8
BBB/Baa                                           13.7
BB/Ba                                              0.5
B/B                                                0.8
CCC/Caa                                            2.6
NR (Not Rated)                                    15.3
Other*                                             0.8

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



BlackRock MuniHoldings New Jersey              Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           88.0%
AA/Aa                                              2.6
A/A                                                3.6
BBB/Baa                                            3.8
BB/Ba                                              0.4
Other*                                             1.6

 * Includes portfolio holdings in short-term investments.



Announcement of Annual Stockholders Meeting


The Funds have determined that their annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Funds by May 15, 2007 for inclusion in each Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for each Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Funds by July 1, 2007. Written Proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



A Letter to Shareholders


Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. Returns for the annual and semi-annual periods ended January 31, 2007 were as follows:


Total Returns as of January 31, 2007                                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            +13.75%        +14.51%
Small cap U.S. equities (Russell 2000 Index)                                           +14.95         +10.44
International equities (MSCI Europe, Australasia, Far East Index)                      +14.33         +19.84
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 3.65         + 4.28
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 3.06         + 4.29
High yield bonds (Credit Suisse High Yield Index)                                      + 8.45         +11.76


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the target rate at 5.25%, where it remained through period-end. In interrupting its interest rate-hiking campaign, the Fed initially acknowledged that economic growth was slowing, but maintained a cautionary view on inflation. Most recently, the central bankers have pointed to a firming in economic data and moderation in inflation, causing many to believe the Fed will likely remain on hold for the time being.

Overall, 2006 was a good year for U.S. equities, despite a mid-year correction that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. European equities and select emerging markets fared particularly well. This broad equity strength carried into January.

For much of 2006, bond yields moved higher as their prices declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.93% at January 31, 2007, while the six-month Treasury offered the highest yield on the curve at 5.16% - both still below the federal funds rate.

As 2007 began, investors were left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate these and other uncertainties inherent in the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on 2006 and our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



A Discussion With Your Fund's Portfolio Managers


Portfolio activity was centered on maintenance of a neutral investment posture and competitive yield amid the prevailing low interest rate environment.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields moved slightly lower during the past six months as their prices, which move in the opposite direction, increased. The municipal market's strong technical position allowed municipal bond yields to decline more than taxable yields.

The strength in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed) decision at its August 8, 2006 meeting to refrain from raising its target interest rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. By November 30, 2006, 30-year Treasury bond yields had declined 51 basis points (.51%) to 4.56%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December and January. For the six-month period overall, 30-year U.S. Treasury bond yields fell 14 basis points to 4.93% and 10-year Treasury note yields declined 16 basis points to 4.83%.

By and large, the tax-exempt bond market outperformed comparable U.S. Treasury issues as investor demand for municipal product outstripped a resurgent new-issue calendar. For the six months ended January 31, 2007, as reported by Municipal Market Data, yields on 30-year, AAA-rated municipal issues declined 30 basis points to 4.17%. During the same period, yields on 10-year, AAA-rated tax-exempt bonds declined 16 basis points to 3.86%.

Investor demand for municipal product remained strong throughout the reporting period. According to statistics from the Investment Company Institute, in 2006, long-term municipal bond funds had net new cash flows of over $15 billion, a 200% increase versus 2005. At the same time, new-issue volume has surged in recent months as municipalities rushed to take advantage of low market yields and higher demand levels. In the three months ended January 31, more than $117 billion in new long-term municipal bonds was issued, an increase of over 30% versus the same period a year ago. Issuance in January, which totaled
$29 billion, was the highest January volume on record. For all of 2006, new bond underwritings totaled nearly $385 billion, just 6% below 2005's record issuance and close to initial estimates. The recent increase in issuance has made the municipal market's outperformance even more impressive. In the past three months, we saw more than 10 underwritings that were greater than $700 million in size. Investor demand has been so robust that these issues have been well oversubscribed and seen their initial offering yields reduced by as much as 10 basis points.

Looking ahead, we expect the technical environment for the tax-exempt bond market to remain constructive. Attractive yield ratios, coupled with a relatively steep municipal yield curve and manageable new issuance, should help to sustain investor appetite for municipal product and enable the sector to continue its strong performance.


BlackRock MuniHoldings Fund II, Inc.

How did the Fund perform during the period?

For the six-month period ended January 31, 2007, the Common Stock of BlackRock MuniHoldings Fund II, Inc. (formerly MuniHoldings Fund II, Inc.) had net annualized yields of 5.14% and 5.28%, based on a period-end per share net asset value of $15.06 and a per share market price of $14.65, respectively, and $.390 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.33%, based on a change in per share net asset value from $14.82 to $15.06, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +4.23% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Performance benefited primarily from the Fund's fairly neutral stance on interest rates and our fully invested posture. We also were able to maintain the Fund's competitive dividend yield, a by-product of the seasoned nature of the Fund's holdings (that is, the portfolio consists primarily of higher-quality issues with higher coupons). Notably, the Fund preserved its strong accrual rate despite having reduced an overweight exposure to lower-quality, higher-yielding municipal securities, which outpaced higher-quality names throughout 2006. Another positive contributor was the ongoing spate of refunding activity in the marketplace, which proved beneficial to some of the Fund's holdings. When a bond is refinanced ahead of its maturity date, its price typically increases. A generally favorable bond market environment further aided performance as long-dated municipals - in which we held a modest overweight position - generated impressive returns, particularly during the latter half of the period.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity was limited during the period. In part, this signals our overall satisfaction with the Fund's existing composition and risk profile. It also is a reflection of the significant supply/demand imbalance that still persists in the municipal market. Municipal supply surged more than 30% in the latter half of the period, reaching $383 billion for full-year 2006. Although this is a nominally high level, it is 6.1% lower than the record volume recorded in 2005. The smaller supply, coupled with a firm Treasury market, caused municipal cash to perform strongly during the semi-annual period, but offered few relative value opportunities. Having said that, we did find attractive relative value in the health care sector, where a heavy slate of issuance late in 2006 put pressure on credit spreads and created some advantageous buying opportunities, particularly within higher-rated healthcare credits (A-rated and AA-rated names).

Sector concentration was largely static, with our primary focus still on the tax-backed-, corporate- and health care- related segments. The main exception was refunded bonds, to which we increased our exposure by virtue of the heightened refunding activity in the market. While this became an increasingly significant component of the portfolio during the reporting period, we do not expect material changes here in the future. This is largely because, as callable bonds are refunded, they assume risk parameters commensurate with the five-year to 10-year maturity range, an area of the municipal curve that we believe represents compelling value.

For the six months ended January 31, 2007, the average yield for the Fund's Auction Market Preferred Stock was 3.49% for Series A and 3.36% for Series B. There was no material change in the Fund's borrowing costs, as the Fed left the short-term interest rate target unchanged throughout the period. In light of the Fed's current wait-and-see stance on monetary policy, we would expect additional increases in the Fund's cost of funds to be limited. The tax-exempt yield curve maintained a positive slope throughout the period, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period fully invested and with an overall neutral market posture. We believe this is the most suitable positioning given the Fed's wait-and-see approach to monetary policy and the historical flatness of the yield curve. We will look for a steepening of the yield curve to present attractive investment opportunities for the portfolio; specifically, we believe the 15-year to 20-year segment of the curve could offer strong relative performance in the future. Overall, we will seek to generate excess return for our shareholders primarily through our research capabilities, security selection and yield curve strategies, with further benefit from a continually constructive environment for municipals.


BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

The State of New Jersey is rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, all with stable outlooks. New Jersey ranks fourth in both debt per capita and debt as a percent of personal income, according to Moody's. The state ranked second in per capita personal income in 2005, according to the U.S. Department of Commerce. New Jersey's November 2006 unemployment rate was 4.5%, consistent with the national rate.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



A Discussion With Your Fund's Portfolio Managers (concluded)


Fiscal year 2006 operations resulted in an estimated $1.5 billion general fund balance. The $31 billion fiscal year 2007 budget includes a 1.0% sales tax hike, which is expected to generate roughly $1.2 billion, and approximately
$2 billion in spending reductions and freezes. These are the major components in reducing a projected $4.5 billion budget gap. The legislature recently approved a tax reform measure that cuts property taxes for most New Jersey residents by 20%. The tax reform legislation also imposes a 4% annual cap on property tax increases by municipalities and school districts, although various spending exemptions exist. The legislation awaits the governor's signature. Other key credit issues include budgetary pressures from retiree healthcare costs and pensions. The governor expects to propose his fiscal year 2008 budget later in February, as is customary in New Jersey.


How did the Fund perform during the period?

For the six-month period ended January 31, 2007, the Common Stock of BlackRock MuniHoldings New Jersey Insured Fund, Inc. (formerly MuniHoldings New Jersey Insured Fund, Inc.) had net annualized yields of 4.95% and 4.88%, based on a period-end per share net asset value of $15.15 and a per share market price of $15.38, respectively, and $.378 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.18%, based on a change in per share net asset value from $14.91 to $15.15, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +4.48% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) Our neutral duration position proved favorable in protecting the Fund's net asset value during times of interest rate volatility but less advantageous as municipal rates fell throughout the period. Total return performance also was restrained by the Fund's conservative investment parameters, which restrict its ability to invest in lower-quality issues relative to its peer group. Further tightening of credit spreads allowed these securities to continue outperforming higher-quality issues of comparable maturity.

Also detracting from performance was the ongoing effect of a low-interest-rate environment, wherein issuers of higher-coupon bonds pursue refinancing opportunities and call their outstanding bonds. This trend persisted throughout the semi-annual period, when a number of the Fund's seasoned holdings with higher coupons were retired by their issuers, thus lowering the distribution income of the Fund. Given our limited ability to participate in lower-rated issues and a scant new-issue supply, it remained ever more difficult to compensate for the yield lost to calls.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity was centered on maintaining the Fund's relatively neutral investment stance and competitive distribution rate. We continued to trim some of the portfolio's short-term investments, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds. Early in the period, we redeployed some of these assets in the intermediate portion of the yield curve (10 years to 15 years) as the degree of curve flattening pointed toward a reasonable likelihood for strong relative performance in this area. As it became more evident that, for the foreseeable future, the Fed is content on the sidelines, we believed it reasonable to also seek prospects on the long end of the curve, where we found attractive opportunities to trade the portfolio and generate incremental yield for the Fund. Accordingly, our purchases were comprised primarily of out-of-favor coupons (particularly discounted bonds), housing bonds, as well as a few zero-coupon bonds that included Puerto Rican zero-coupon bonds. Because zero-coupon bonds tend to add duration, we were especially selective in this area to ensure that our investments preserved the Fund's neutral duration posture.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



With respect to new issuance, levels were depressed versus the prior year (down 38% for full-year 2006) and that limited overall portfolio activity during the period. However, a surge of supply at year-end provided several opportunities to participate in the market and diversify into new credits and better structures. In addition to the aforementioned longer-dated, discounted bonds, we also participated in several discounted new issues in the higher-education sector. Although these deals were substantially smaller than those we would normally target (and generally fly below the radar screen for many), they fit well within the investment parameters of the Fund and offered an excellent opportunity to capture additional market yield.

Throughout the period, we continued to maintain a high-quality portfolio. Consistent with the Fund's investment parameters, at least 80% of the portfolio was invested in AAA-rated, insured bonds.

For the six months ended January 31, 2007, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 3.17%; Series B, 3.15%; Series C, 3.16%; Series D, 3.09%; and Series E, 3.13%. There was no material change in the Fund's borrowing costs as the Fed left the short-term interest rate target unchanged throughout the period. In light of the Fed's current wait-and-see stance on monetary policy, we would expect additional increases in the Fund's cost of funds to be limited. The tax-exempt yield curve maintained a positive slope throughout the period, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period fully invested and with an overall neutral market positioning. Given a quiet Fed and few new-issue prospects, we are focusing our efforts on identifying pockets of smaller transactions that offer compelling opportunities, while continuing to add higher-yielding, out-of-favor bonds as occasions arise. At the same time, we await a larger new-issue calendar to offer greater opportunities to diversify and restructure the portfolio. Looking ahead, we expect individual security selection and yield to be the primary drivers of the Fund's performance, and intend to seek that value and capital appreciation on the long end of the municipal yield curve.

Theodore R. Jaeckel Jr., CFA
Portfolio Manager
BlackRock MuniHoldings Fund II, Inc.


Timothy Browse, CFA
Portfolio Manager
BlackRock MuniHoldings New Jersey Insured Fund, Inc.


February 22, 2007


Effective October 2, 2006, Theodore R. Jaeckel Jr. assumed responsibility for the day-to-day management of BlackRock MuniHoldings Fund II, Inc.'s portfolio. Mr. Jaeckel is a Managing Director with BlackRock, Inc. Previously, he was a Managing Director in the Municipal Tax-Exempt Fund Management group with Merrill Lynch Investment Managers (MLIM) from 2005 to 2006, a Director thereof from 1997 to 2005 and a Vice President from 1991 to 1997.

As of the same date, Timothy T. Browse assumed responsibility for the day-to-day management of BlackRock MuniHoldings New Jersey Insured Fund, Inc.'s portfolio. Mr. Browse is a Vice President of BlackRock, Inc. Previously, he was a Vice President in the Municipal Tax-Exempt Fund Management group of MLIM from 2004 to 2006. Prior to that, Mr. Browse was a Vice President, Portfolio Manager and Team Leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003, and Vice President and Portfolio Manager in the Municipal Fund Management group of Eaton Vance Management, Inc. from 1992 to 2000.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline. As of January 31, 2007, BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 39.48% and 38.72%, respectively, before the deduction of Preferred Stock.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will de-crease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.




Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments as of January 31, 2007 (Unaudited)       (in Thousands)

                                           BlackRock MuniHoldings Fund II, Inc.


       Face
     Amount    Municipal Bonds                                            Value

Alabama--3.3%

               Birmingham, Alabama, Special Care Facilities
                 Financing Authority, Revenue Refunding Bonds
                 (Ascension Health Credit), Series C-2:
  $   1,145         5% due 11/15/2036                                $    1,186
        835         5% due 11/15/2039                                       863
      3,450    Jefferson County, Alabama, Limited Obligation
                 School Warrants, Series A, 5% due 1/01/2024              3,595


Arizona--4.6%

      1,000    Arizona Health Facilities Authority Revenue Bonds
                 (Catholic Healthcare West), Series A, 6.625%
                 due 7/01/2020                                            1,098
      1,365    Maricopa County, Arizona, IDA, Education Revenue
                 Bonds (Arizona Charter Schools Project 1),
                 Series A, 6.50% due 7/01/2012                            1,392
      2,060    Phoenix, Arizona, IDA, Airport Facility, Revenue
                 Refunding Bonds (America West Airlines Inc.
                 Project), AMT, 6.30% due 4/01/2023                       2,102
        985    Pima County, Arizona, IDA, Education Revenue Bonds
                 (Arizona Charter Schools Project), Series C, 6.75%
                 due 7/01/2031                                            1,055
      1,000    Pinal County, Arizona, COP, 5% due 12/01/2029              1,036
        980    Show Low, Arizona, Improvement District Number 5,
                 Special Assessment Bonds, 6.375% due 1/01/2015           1,003


Arkansas--0.6%

      1,000    University of Arkansas, University Construction
                 Revenue Bonds (UAMS Campus), Series B, 5%
                 due 11/01/2022 (d)                                       1,056


California--21.0%

      2,000    Benicia, California, Unified School District, GO,
                 Refunding, Series A, 5.615% due 8/01/2020 (b)(m)         1,119
      5,200    California State Public Works Board, Lease Revenue
                 Bonds (Department of Corrections), Series C, 5.25%
                 due 6/01/2028                                            5,493
      1,000    East Side Union High School District, California,
                 Santa Clara County, GO (Election of 2002),
                 Series D, 5% due 8/01/2020 (i)                           1,068
        870    Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Bonds,
                 Series A-3, 7.875% due 6/01/2042                         1,060
      8,010    Los Angeles, California, Unified School District, GO,
                 Series A, 5% due 7/01/2013 (d)(h)                        8,586
      1,750    Poway, California, Unified School District, Special
                 Tax (Community Facilities District Number 6 Area),
                 Series A, 6.125% due 9/01/2033                           1,844



       Face
     Amount    Municipal Bonds                                            Value

California (concluded)

               San Marino, California, Unified School District,
                 GO, Series A (d)(m):
  $   1,820         5.50% due 7/01/2017                              $    1,176
      1,945         5.55% due 7/01/2018                                   1,199
      2,070         5.60% due 7/01/2019                                   1,216
      5,525    Sequoia, California, Unified High School District,
                 GO, Refunding, Series B, 5.50% due 7/01/2035 (c)         6,156
      4,925    Tracy, California, Area Public Facilities Financing
                 Agency, Special Tax Refunding Bonds (Community
                 Facilities District Number 87-1), Series H, 5.875%
                 due 10/01/2019 (d)                                       5,015
      1,250    Tustin, California, Unified School District, Senior
                 Lien Special Tax Bonds (Community Facilities
                 District Number 97-1), Series A, 5% due 9/01/2032 (c)    1,295


Colorado--1.6%

      1,675    Elk Valley, Colorado, Public Improvement Revenue
                 Bonds (Public Improvement Fee), Series A, 7.10%
                 due 9/01/2014                                            1,787
        860    Plaza Metropolitan District Number 1, Colorado, Tax
                 Allocation Revenue Bonds (Public Improvement Fees),
                 8.125% due 12/01/2025                                      866


Florida--8.8%

      1,640    Ballantrae, Florida, Community Development District,
                 Capital Improvement Revenue Bonds, 6%
                 due 5/01/2035                                            1,726
      2,100    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Refunding Bonds (Adventist
                 Health System), Series G, 5.125% due 11/15/2032          2,186
      1,765    Miami-Dade County, Florida, Subordinate Special
                 Obligation Revenue Bonds, Series A, 5.24%
                 due 10/01/2037 (d)(m)                                      376
      2,450    Midtown Miami, Florida, Community Development
                 District, Special Assessment Revenue Bonds,
                 Series A, 6.25% due 5/01/2037                            2,657
      2,400    Orange County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Orlando Regional
                 Healthcare), 6% due 12/01/2012 (h)                       2,654
      1,515    Orlando, Florida, Greater Orlando Aviation Authority,
                 Airport Facilities Revenue Bonds (JetBlue Airways
                 Corp.), AMT, 6.50% due 11/15/2036                        1,632
        525    Palm Coast Park Community Development District,
                 Florida, Special Assessment Revenue Bonds, 5.70%
                 due 5/01/2037                                              536
      1,270    Preserve at Wilderness Lake, Florida, Community
                 Development District, Capital Improvement Bonds,
                 Series A, 5.90% due 5/01/2034                            1,321
      1,700    West Villages Improvement District, Florida, Special
                 Assessment Revenue Refunding Bonds (Unit of
                 Development Number 2), 5.80% due 5/01/2036               1,769



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT          Alternative Minimum Tax (subject to)
COP          Certificates of Participation
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
EDR          Economic Development Revenue Bonds
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
S/F          Single Family
VRDN         Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments (continued)                              (in Thousands)


                                           BlackRock MuniHoldings Fund II, Inc.


       Face
     Amount    Municipal Bonds                                            Value

Georgia--3.7%

  $   1,250    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
                 Station Project), 7.90% due 12/01/2024              $    1,382
      1,535    Brunswick and Glynn County, Georgia, Development
                 Authority, First Mortgage Revenue Bonds (Coastal
                 Community Retirement Corporation Project),
                 Series A, 7.25% due 1/01/2035                            1,490
      1,945    Fulton County, Georgia, Development Authority, PCR
                 (General Motors Corporation), Refunding, VRDN,
                 8% due 4/01/2010 (j)                                     1,945
      1,250    Milledgeville-Baldwin County, Georgia, Development
                 Authority Revenue Bonds (Georgia College and
                 State University Foundation), 5.50% due 9/01/2024        1,343


Idaho--1.3%

      2,000    Power County, Idaho, Industrial Development
                 Corporation, Solid Waste Disposal Revenue
                 Bonds (FMC Corporation Project), AMT, 6.45%
                 due 8/01/2032                                            2,125


Illinois--2.8%

      1,000    Chicago, Illinois, O'Hare International Airport,
                 Special Facility Revenue Refunding Bonds (American
                 Airlines Inc. Project), 8.20% due 12/01/2024             1,030
      1,000    Chicago, Illinois, Special Assessment Bonds (Lake
                 Shore East), 6.75% due 12/01/2032                        1,081
      2,000    Illinois HDA, Homeowner Mortgage Revenue Bonds,
                 AMT, Sub-Series C-2, 5.25% due 8/01/2022                 2,057
        500    Illinois State Finance Authority Revenue Bonds
                 (Landing At Plymouth Place Project), Series A, 6%
                 due 5/15/2025                                              530


Louisiana--2.4%

      2,500    Louisiana Public Facilities Authority, Hospital Revenue
                 Bonds (Franciscan Missionaries of Our Lady Health
                 System, Inc.), Series A, 5.25% due 8/15/2036             2,623
      1,275    New Orleans, Louisiana, Financing Authority Revenue
                 Bonds (Xavier University of Louisiana Project),
                 5.30% due 6/01/2026 (d)                                  1,337


Maine--2.1%

      3,425    Maine State Housing Authority, Mortgage Purchase
                 Revenue Refunding Bonds, Series B, 5.30%
                 due 11/15/2023                                           3,563


Maryland--0.6%

      1,050    Maryland State Energy Financing Administration,
                 Limited Obligation Revenue Bonds (Cogeneration-
                 AES Warrior Run), AMT, 7.40% due 9/01/2019               1,056


Massachusetts--4.6%

               Massachusetts State Development Finance Agency
                 Revenue Bonds (Neville Communities Home),
                 Series A (f):
        600         5.75% due 6/20/2022                                     670
      1,500         6% due 6/20/2044                                      1,680
      2,100    Massachusetts State HFA, Housing Revenue Bonds,
                 AMT, Series A, 5.25% due 12/01/2048                      2,160
      3,000    Massachusetts State School Building Authority,
                 Dedicated Sales Tax Revenue Bonds, Series A, 5%
                 due 8/15/2030 (c)                                        3,164


Michigan--0.7%

      1,100    Flint, Michigan, Hospital Building Authority, Revenue
                 Refunding Bonds (Hurley Medical Center), Series A,
                 6% due 7/01/2020 (k)                                     1,198



       Face
     Amount    Municipal Bonds                                            Value

Minnesota--7.0%

  $   1,680    Minneapolis, Minnesota, Community Development
                 Agency, Supported Development Revenue
                 Refunding Bonds (Common Bond), Series G-3,
                 5.35% due 12/01/2011 (h)                            $    1,792
      4,220    Minnesota State Municipal Power Agency, Electric
                 Revenue Bonds, 5.25% due 10/01/2021                      4,504
               Rockford, Minnesota, Independent School District
                 Number 883, GO (c):
      2,870         5.60% due 2/01/2019                                   3,013
      2,390         5.60% due 2/01/2020                                   2,509


Mississippi--1.5%

               Mississippi Business Finance Corporation, Mississippi,
                 PCR, Refunding (System Energy Resources, Inc.
                 Project):
      2,000         5.875% due 4/01/2022                                  2,021
        500         5.90% due 5/01/2022                                     505


Missouri--1.9%

        950    Fenton, Missouri, Tax Increment Revenue Refunding
                 and Improvement Bonds (Gravois Bluffs), 7%
                 due 10/01/2011 (h)                                       1,084
      1,000    Kansas City, Missouri, IDA, First Mortgage Health
                 Facilities Revenue Bonds (Bishop Spencer Place),
                 Series A, 6.50% due 1/01/2035                            1,058
      1,000    Missouri State Development Finance Board,
                 Infrastructure Facilities Revenue Refunding Bonds
                 (Branson), Series A, 5.50% due 12/01/2032                1,050


New Jersey--11.4%

               New Jersey EDA, Cigarette Tax Revenue Bonds:
      4,050         5.75% due 6/15/2029                                   4,352
      1,890         5.50% due 6/15/2031                                   1,990
               New Jersey EDA, Retirement Community Revenue
               Bonds, Series A (h):
      1,000         (Cedar Crest Village, Inc. Facility), 7.25%
                    due 11/15/2011                                        1,140
      2,000         (Seabrook Village, Inc.), 8.125% due 11/15/2010       2,292
      2,000    New Jersey EDA, Special Facility Revenue Bonds
                 (Continental Airlines, Inc. Project), AMT, 6.625%
                 due 9/15/2012                                            2,171
      2,375    New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds (South Jersey Hospital), 6%
                 due 7/01/2012 (h)                                        2,613
      2,500    New Jersey State Turnpike Authority, Turnpike Revenue
                 Bonds, Series C, 5% due 1/01/2030 (c)                    2,627
      1,725    Tobacco Settlement Financing Corporation of
                 New Jersey, Asset-Backed Revenue Bonds, 7%
                 due 6/01/2013 (h)                                        2,026


New Mexico--3.9%

      3,675    Farmington, New Mexico, PCR, Refunding (Public
                 Service Company of New Mexico--San Juan
                 Project), Series A, 5.80% due 4/01/2022                  3,713
      2,675    New Mexico Finance Authority, Senior Lien State
                 Transportation Revenue Bonds, Series A, 5.125%
                 due 6/15/2018 (d)                                        2,880


New York--11.4%

        900    Dutchess County, New York, IDA, Civic Facility
                 Revenue Refunding Bonds (Saint Francis Hospital),
                 Series A, 7.50% due 3/01/2029                              999
        415    New York City, New York, City IDA, Civic Facility
                 Revenue Bonds, Series C, 6.80% due 6/01/2028               455



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments (continued)                              (in Thousands)


                                           BlackRock MuniHoldings Fund II, Inc.


       Face
     Amount    Municipal Bonds                                            Value

New York (concluded)

               New York City, New York, City IDA, Special Facility
                 Revenue Bonds (Continental Airlines, Inc. Project),
                 AMT:
  $     525         8% due 11/01/2012                                $      582
        525         8.375% due 11/01/2016                                   588
      3,855    New York City, New York, Sales Tax Asset Receivable
                 Corporation Revenue Bonds, Series A, 5%
                 due 10/15/2020 (d)                                       4,106
      2,725    New York State Dormitory Authority Revenue Bonds
                 (School Districts Financing Program), Series D,
                 5.25% due 10/01/2023 (d)                                 2,903
         20    Suffolk County, New York, IDA, Civic Facility Revenue
                 Bonds (Special Needs Facilities Pooled Program),
                 Series D-1, 5.50% due 7/01/2007                             20
               Tobacco Settlement Financing Corporation of New York
                 Revenue Bonds:
      1,100         Series A-1, 5.50% due 6/01/2015                       1,154
      2,400         Series A-1, 5.50% due 6/01/2018                       2,574
      2,750         Series C-1, 5.50% due 6/01/2020 (b)                   2,977
      1,100         Series C-1, 5.50% due 6/01/2022                       1,187
      1,575    Westchester County, New York, IDA, Continuing Care
                 Retirement, Mortgage Revenue Bonds (Kendal on
                 Hudson Project), Series A, 6.50% due 1/01/2034           1,687


North Carolina--3.0%

      3,130    North Carolina Capital Facilities Finance Agency,
                 Revenue Refunding Bonds (Duke University Project),
                 Series B, 4.25% due 7/01/2042                            2,938
      2,000    North Carolina Eastern Municipal Power Agency,
                 Power System Revenue Bonds, Series D, 6.75%
                 due 1/01/2026                                            2,152


Oklahoma--0.4%

        645    Oklahoma State Housing Finance Agency,
                 S/F Mortgage Revenue Bonds (Homeownership
                 Loan Program), Series D-2, AMT, 6.25%
                 due 9/01/2029 (f)(g)                                       651


Pennsylvania--3.9%

      2,750    Pennsylvania Economic Development Financing
                 Authority, Exempt Facilities Revenue Bonds
                 (National Gypsum Company), AMT, Series A, 6.25%
                 due 11/01/2027                                           2,893
        540    Philadelphia, Pennsylvania, Authority for IDR,
                 Commercial Development, 7.75% due 12/01/2017               541
      2,630    Sayre, Pennsylvania, Health Care Facilities Authority,
                 Revenue Bonds (Guthrie Healthcare System),
                 Series B, 7.125% due 12/01/2031                          3,113


Rhode Island--1.5%

      2,190    Rhode Island State Health and Educational Building
                 Corporation, Hospital Financing Revenue
                 Bonds (Lifespan Obligation Group), 6.50%
                 due 8/15/2012 (h)                                        2,476


South Carolina--2.8%

      2,080    Medical University Hospital Authority, South Carolina,
                 Hospital Facilities Revenue Refunding Bonds,
                 Series A, 6.375% due 8/15/2012 (h)                       2,345
      2,000    South Carolina Jobs, EDA, EDR (Westminster
                 Presbyterian Center), 7.75% due 11/15/2010 (h)           2,307



       Face
     Amount    Municipal Bonds                                            Value

Tennessee--5.2%

  $   2,200    Hardeman County, Tennessee, Correctional Facilities
                 Corporation Revene Bonds, Series B, 7.375%
                 due 8/01/2017                                       $    2,256
               Shelby County, Tennessee, Health, Educational and
                 Housing Facility Board, Hospital Revenue
                 Refunding Bonds:
      3,450         (Methodist Healthcare), 6.50% due 9/01/2012 (h)       3,914
      2,500         (Saint Jude Children's Research Hospital), 5%
                    due 7/01/2031                                         2,611


Texas--8.0%

      1,000    Alliance Airport Authority, Inc., Texas, Special Facilities
                 Revenue Bonds (American Airlines Inc. Project),
                 AMT, 7.50% due 12/01/2029                                1,020
      2,665    Austin, Texas, Convention Center Revenue Bonds
                 (Convention Enterprises, Inc.), First Tier, Series A,
                 6.70% due 1/01/2011 (h)                                  2,938
      2,500    Brazos River, Texas, Harbor Navigation District,
                 Brazoria County Environmental Revenue Refunding
                 Bonds (Dow Chemical Company Project), AMT,
                 Series A-7, 6.625% due 5/15/2033                         2,793
        843    Harris County, Texas, Revenue Refunding Bonds,
                 DRIVERS, Series 1111, 6.55% due 8/15/2009 (c)(e)           909
      1,300    Houston, Texas, Health Facilities Development
                 Corporation, Retirement Facility Revenue Bonds
                 (Buckingham Senior Living Community), Series A,
                 7.125% due 2/15/2034                                     1,449
      2,965    Matagorda County, Texas, Navigation District
                 Number 1, Revenue Refunding Bonds (Reliant
                 Energy, Inc.), Series C, 8% due 5/01/2029                3,130
      1,100    Port Corpus Christi, Texas, Individual Development
                 Corporation, Environmental Facilities Revenue
                 Bonds (Citgo Petroleum Corporation Project), AMT,
                 8.25% due 11/01/2031                                     1,130


Vermont--0.6%

      1,000    Vermont Educational and Health Buildings Financing
                 Agency, Revenue Bonds (Developmental and
                 Mental Health), Series A, 6.50% due 6/15/2032            1,058


Virginia--13.2%

        575    Chesterfield County, Virginia, IDA, PCR, Refunding
                 (Virginia Electric and Power Company), Series B,
                 5.875% due 6/01/2017                                       619
        425    Chesterfield County, Virginia, IDA, PCR (Virginia
                 Electric and Power Company), Series A, 5.875%
                 due 6/01/2017                                              455
      5,000    Fairfax County, Virginia, EDA, Resource Recovery
                 Revenue Refunding Bonds, AMT, Series A, 6.10%
                 due 2/01/2011 (a)                                        5,383
               Pocahontas Parkway Association, Virginia, Toll Road
                 Revenue Bonds (h):
      3,885         Senior Series A, 5.50% due 8/15/2008                  4,065
     18,400         Senior Series B, 7.35% due 8/15/2008 (m)              4,929
      2,185    Tobacco Settlement Financing Corporation of
                 Virginia, Asset-Backed Revenue Bonds, 5.625%
                 due 6/01/2037                                            2,335
      1,095    Virginia State HDA, Rental Housing Revenue Bonds,
                 AMT, Series B, 5.625% due 8/01/2011                      1,139
      3,200    Virginia State HDA, Revenue Bonds, AMT, Series D,
                 6% due 4/01/2024                                         3,337



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments (concluded)                              (in Thousands)


                                           BlackRock MuniHoldings Fund II, Inc.


       Face
     Amount    Municipal Bonds                                            Value

Washington--0.6%

  $   1,015    Seattle, Washington, Housing Authority Revenue
                 Bonds (Replacement Housing Project), 6.125%
                 due 12/01/2032                                      $    1,039


Wisconsin--0.9%

      1,360    Wisconsin State Health and Educational Facilities
                 Authority Revenue Bonds (Synergyhealth Inc.), 6%
                 due 11/15/2032                                           1,471


Puerto Rico--0.9%

      1,550    Puerto Rico Industrial, Medical and Environmental
                 Pollution Control Facilities Financing Authority,
                 Special Facilities Revenue Bonds (American Airlines
                 Inc.), Series A, 6.45% due 12/01/2025                    1,582


U.S. Virgin Islands--1.8%

      2,680    Virgin Islands Government Refinery Facilities, Revenue
                 Refunding Bonds (Hovensa Coker Project), AMT,
                 6.50% due 7/01/2021                                      3,016

               Total Municipal Bonds
               (Cost--$216,731)--138.0%                                 232,123



               Municipal Bonds Held in Trust (o)

California--3.2%

      5,130    California Pollution Control Financing Authority, PCR,
                 Refunding (Pacific Gas and Electric), AMT, Series A,
                 5.35% due 12/01/2016 (d)                                 5,468


Maryland--5.0%

      7,765    Baltimore, Maryland, Convention Center Hotel
                 Revenue Bonds, Senior Series A, 5.25%
                 due 9/01/2039 (i)                                        8,390



       Face
     Amount    Municipal Bonds Held in Trust (o)                          Value

Michigan--3.2%

  $   5,000    Michigan State Strategic Fund, Limited Obligation
                 Revenue Refunding Bonds (Detroit Edison Company
                 Pollution Control Project), AMT, Series C, 5.65%
                 due 9/01/2029 (i)                                   $    5,297


New York--2.1%

      3,205    New York City, New York, Sales Tax Asset Receivable
                 Corporation Revenue Bonds, Series A, 5.25%
                 due 10/15/2027 (a)                                       3,456


South Carolina--5.1%

      8,400    South Carolina State Ports Authority, Ports Revenue
                 Bonds, AMT, 5.30% due 7/01/2026 (c)                      8,596


Texas--4.3%

      7,045    Harris County, Texas, Toll Road Revenue
                 Refunding Bonds, Senior Lien, Series A, 5.25%
                 due 8/15/2035 (c)                                        7,318

               Total Municipal Bonds Held in Trust
               (Cost--$38,367)--22.9%                                    38,525



     Shares
       Held    Short-Term Securities

         12    Merrill Lynch Institutional Tax-Exempt Fund,
                 3.46% (l)(n)                                                12

               Total Short-Term Securities
               (Cost--$12)--0.0%                                             12

Total Investments (Cost--$255,110*)--160.9%                             270,660
Other Assets Less Liabilities--1.8%                                       3,084
Liability for Trust Certificates, Including Interest
  Expense Payable--(11.0%)                                             (18,473)
Preferred Stock, at Redemption Value--(51.7%)                          (87,017)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  168,254
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       236,400
                                                    ===============
    Gross unrealized appreciation                   $        16,261
    Gross unrealized depreciation                             (271)
                                                    ---------------
    Net unrealized appreciation                     $        15,990
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(f) GNMA Collateralized.

(g) FNMA Collateralized.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) ACA Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund        --            --*

      * Amount is less than $1,000.


(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Represents the current yield as of January 31, 2007.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may acquire the residual interest certificates. These securities serve as collateral in a financing transaction.
    See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments as of January 31, 2007 (Unaudited)       (in Thousands)

                           BlackRock MuniHoldings New Jersey Insured Fund, Inc.


       Face
     Amount    Municipal Bonds                                            Value

New Jersey--144.0%

   $  1,875    Atlantic Highlands, New Jersey, Highland Regional
                 Sewer Authority, Sewer Revenue Refunding Bonds,
                 5.50% due 1/01/2020 (b)                             $    1,998

               Camden County, New Jersey, Improvement Authority,
                 Lease Revenue Bonds (c)(h):
      2,635         5.375% due 9/01/2010                                  2,779
      1,540         5.50% due 9/01/2010                                   1,631

        430    Carteret, New Jersey, Board of Education, COP, 6%
                 due 1/15/2010 (d)(h)                                       461

      2,500    Delaware River and Bay Authority Revenue Bonds,
                 New Jersey, 5% due 1/01/2033 (d)                         2,604

      4,630    Delaware River Joint Toll Bridge Commission of New
                 Jersey and Pennsylvania, Bridge Revenue Refunding
                 Bonds, 5% due 7/01/2028                                  4,794

               Delaware River Port Authority of New Jersey and
                 Pennsylvania Revenue Bonds (c):
      5,000         5.50% due 1/01/2012                                   5,228
      6,000         5.625% due 1/01/2013                                  6,296
        500         5.75% due 1/01/2015                                     526
      4,865         6% due 1/01/2018                                      5,148
      5,525         6% due 1/01/2019                                      5,846
      2,425         (Port District Project), Series B, 5.625%
                    due 1/01/2026                                         2,536

      7,895    East Orange, New Jersey, Board of Education, COP,
                 5.50% due 8/01/2012 (c)                                  8,399

      1,000    East Orange, New Jersey, Water Utility, GO, Refunding,
                 5.70% due 6/15/2008 (a)(h)                               1,036

      4,000    Essex County, New Jersey, Improvement Authority,
                 Lease Revenue Bonds (Correctional Facility Project),
                 6% due 10/01/2010 (b)(h)                                 4,308

      4,400    Essex County, New Jersey, Improvement Authority
                 Revenue Bonds, Series A, 5% due 10/01/2028 (b)           4,605

               Garden State Preservation Trust of New Jersey,
                 Capital Appreciation Revenue Bonds, Series B (c)(k):
      9,000         5.12% due 11/01/2023                                  4,399
     10,000         5.20% due 11/01/2025                                  4,430

               Garden State Preservation Trust of New Jersey, Open
                 Space and Farmland Preservation Revenue Bonds,
                 Series A (c):
      1,960         5.80% due 11/01/2021                                  2,232
      2,730         5.80% due 11/01/2023                                  3,110
      9,160         5.75% due 11/01/2028                                 11,126

               Garden State Preservation Trust of New Jersey, Open
                 Space and Farmland Preservation, Revenue
                 Refunding Bonds, Series C (c):
      5,000         5.25% due 11/01/2020                                  5,628
      7,705         5.25% due 11/01/2021                                  8,696

      6,640    Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
                 4.50% due 8/01/2033 (a)                                  6,660

      2,230    Jersey City, New Jersey, GO, Series B, 5.25%
                 due 9/01/2023 (c)                                        2,383

      5,250    Lafayette Yard, New Jersey, Community Development
                 Revenue Bonds (Hotel/Conference Center Project-
                 Trenton), 6% due 4/01/2010 (d)(h)                        5,649

      1,550    Middlesex County, New Jersey, COP, 5.25%
                 due 6/15/2023 (d)                                        1,604



       Face
     Amount    Municipal Bonds                                            Value

New Jersey (continued)

   $  1,375    Middlesex County, New Jersey, COP, Refunding,
                 5.50% due 8/01/2016 (d)                             $    1,467

      5,270    Middlesex County, New Jersey, Improvement Authority,
                 Lease Revenue Bonds (Educational Services
                 Commission Projects), 6% due 7/15/2010 (h)               5,701

        500    Middlesex County, New Jersey, Improvement
                 Authority Revenue Bonds (Senior Citizens Housing
                 Project), AMT, 5.50% due 9/01/2030 (a)                     521

               Monmouth County, New Jersey, Improvement
                 Authority Revenue Refunding Bonds (a):
      1,540         5.35% due 12/01/2017                                  1,619
      1,470         5.375% due 12/01/2018                                 1,546

               New Jersey EDA, Cigarette Tax Revenue Bonds:
      2,700         5.625% due 6/15/2019                                  2,822
      2,000         5.75% due 6/15/2029                                   2,149
        585         5.50% due 6/15/2031                                     616
      1,180         5.75% due 6/15/2034                                   1,260

      5,000    New Jersey EDA, Lease Revenue Bonds (University of
                 Medicine and Dentistry-International Center for
                 Public Health Project), 6% due 6/01/2032 (a)             5,327

               New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A (d):
      7,500         5.25% due 7/01/2026                                   8,560
     11,105         5.25% due 7/01/2033                                  11,863
      4,485         5% due 7/01/2034                                      4,691

      1,000    New Jersey EDA, Parking Facility Revenue Bonds
                 (Elizabeth Development Company Project), 5.60%
                 due 10/15/2007 (b)(h)                                    1,031

          3    New Jersey EDA, Revenue Bonds, DRIVERS,
                 Series 219, 8.052% due 5/01/2016 (c)(e)                      3

               New Jersey EDA, School Facilities Construction
                 Revenue Bonds:
      9,000         Series L, 5% due 3/01/2030 (c)                        9,439
      8,420         Series O, 5.25% due 3/01/2023                         9,056

      2,500    New Jersey EDA, Solid Waste Disposal Facilities
                 Revenue Bonds (Waste Management, Inc.), AMT,
                 Series A, 5.30% due 6/01/2015                            2,638

               New Jersey EDA, State Lease Revenue Bonds:
      2,670         (Liberty State Park Project), Series C, 5%
                    due 3/01/2022 (c)                                     2,828
      3,000         (State Office Buildings Projects), 6%
                    due 6/15/2010 (a)(h)                                  3,214
      4,620         (State Office Buildings Projects), 6.25%
                    due 6/15/2010 (a)(h)                                  4,984

     10,775    New Jersey Health Care Facilities Financing Authority,
                 Department of Human Services Revenue Bonds
                 (Greystone Park Psychiatric Hospital Project), 5%
                 due 9/15/2023 (a)                                       11,401

               New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds:
      3,015         (RWJ Healthcare Corporation), Series B, 5%
                    due 7/01/2035 (i)                                     3,137
      2,820         (Society of the Valley Hospital), 5.375%
                    due 7/01/2025 (a)                                     2,945
      2,135         (Somerset Medical Center), 5.50% due 7/01/2033        2,206
      5,440         (South Jersey Hospital), 6% due 7/01/2012 (h)         5,984



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments (continued)                              (in Thousands)

                           BlackRock MuniHoldings New Jersey Insured Fund, Inc.


       Face
     Amount    Municipal Bonds                                            Value

New Jersey (continued)

               New Jersey Health Care Facilities Financing Authority,
                 Revenue Refunding Bonds:
   $  4,000         (AHS Hospital Corporation), Series A, 6%
                    due 7/01/2013 (a)                                $    4,446
      1,455         (Atlantic City Medical Center), 6.25%
                    due 7/01/2017                                         1,605
      3,500         (Atlantic City Medical Center), 5.75%
                    due 7/01/2025                                         3,752
      1,775         (Holy Name Hospital), 6% due 7/01/2025                1,821
      1,000         (Meridian Health System Obligation Group),
                    5.375% due 7/01/2024 (c)                              1,040

               New Jersey Sports and Exposition Authority,
                 Luxury Tax Revenue Refunding Bonds (Convention
                 Center) (d):
      5,890         5.50% due 3/01/2021                                   6,738
      3,000         5.50% due 3/01/2022                                   3,451

      2,400    New Jersey Sports and Exposition Authority,
                 State Contract Revenue Bonds, Series A, 6%
                 due 3/01/2013 (d)                                        2,548

      7,500    New Jersey State Educational Facilities Authority,
                 Higher Education, Capital Improvement Revenue
                 Bonds, Series A, 5.125% due 9/01/2012 (a)(h)             8,007

               New Jersey State Educational Facilities Authority
                 Revenue Bonds:
      9,420         (Capital Improvement Fund), Series A, 5.75%
                    due 9/01/2010 (c)(h)                                 10,052
      1,200         (Montclair State University), Series A, 5%
                    due 7/01/2021 (a)                                     1,286
      2,880         (Montclair State University), Series A, 5%
                    due 7/01/2022 (a)                                     3,078
      3,615         (Rowan University), Series C, 5.125%
                    due 7/01/2028 (d)                                     3,831
      3,260         (Rowan University), Series C, 5%
                    due 7/01/2034 (d)                                     3,414
        800         (Rowan University), Series G, 4.50%
                    due 7/01/2031 (d)                                       793
      3,210         (Richard Stockton College), Series F, 4.25%
                    due 7/01/2036 (d)                                     3,070

               New Jersey State Educational Facilities Authority,
                 Revenue Refunding Bonds:
      7,510         (Montclair State University), Series L, 5%
                    due 7/01/2014 (d)(h)                                  8,067
      1,250         (Ramapo College), Series I, 4.25%
                    due 7/01/2031 (a)                                     1,200
      2,000         (Ramapo College), Series I, 4.25%
                    due 7/01/2036 (a)                                     1,913
      2,375         (Rowan University), Series C, 5.25%
                    due 7/01/2017 (b)                                     2,524
      2,820         (Rowan University), Series C, 5.25%
                    due 7/01/2018 (b)                                     2,992
      2,635         (Rowan University), Series C, 5.25%
                    due 7/01/2019 (b)                                     2,796
      1,410         (Rowan University), Series C, 5%
                    due 7/01/2031 (b)                                     1,461



       Face
     Amount    Municipal Bonds                                            Value

New Jersey (continued)

   $ 11,225    New Jersey State Housing and Mortgage Finance
                 Agency, Capital Fund Program Revenue Bonds,
                 Series A, 4.70% due 11/01/2025 (c)                  $   11,471

               New Jersey State Housing and Mortgage Finance
                 Agency, Home Buyer Revenue Bonds, AMT,
                 Series U (d):
      1,000         5.60% due 10/01/2012                                  1,022
      2,820         5.65% due 10/01/2013                                  2,882
      3,000         5.75% due 4/01/2018                                   3,068
        805         5.85% due 4/01/2029                                     822

      5,000    New Jersey State Transit Corporation, COP (Federal
                 Transit Administration Grants), Series A, 6.125%
                 due 9/15/2009 (a)(h)                                     5,299

               New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Bonds:
      7,500         Series A, 6% due 6/15/2010 (h)                        8,034
      1,400         Series C, 5.05% due 12/15/2035 (a)(k)                   384
      5,500         Series C, 5.05% due 12/15/2036 (a)(k)                 1,443
      7,800         Series D, 5% due 6/15/2019 (c)                        8,313

               New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Refunding Bonds:
     10,750         Series A, 5.25% due 12/15/2020 (c)                   12,060
      9,165         Series B, 5.50% due 12/15/2021 (d)                   10,549

      7,615    New Jersey State Turnpike Authority, Turnpike
                 Revenue Bonds, Series B, 5.15% due 1/01/2035 (a)(k)      5,394

               New Jersey State Turnpike Authority, Turnpike
                 Revenue Refunding Bonds:
        910         Series C, 6.50% due 1/01/2016 (d)                     1,048
      4,610         Series C, 6.50% due 1/01/2016 (d)(g)                  5,320
      4,665         Series C-1, 4.50% due 1/01/2031 (a)                   4,645

               North Bergen Township, New Jersey, Board of
                 Education, COP (c):
      1,000         6% due 12/15/2010 (h)                                 1,089
      3,260         6.25% due 12/15/2010 (h)                              3,580
      1,250         5% due 12/15/2018                                     1,292

      4,335    North Hudson Sewage Authority, New Jersey,
                 Sewer Revenue Refunding Bonds, 5.125%
                 due 8/01/2020 (d)                                        4,811

      1,035    Orange Township, New Jersey, Municipal Utility
                 and Lease, GO, Refunding, Series C, 5.10%
                 due 12/01/2017 (d)                                       1,067

               Paterson, New Jersey, Public School District, COP (d):
      1,980         6.125% due 11/01/2015                                 2,112
      2,000         6.25% due 11/01/2019                                  2,140

      4,750    Port Authority of New York and New Jersey,
                 Consolidated Revenue Refunding Bonds,
                 119th Series, 5.50% due 9/15/2019 (b)                    4,797

               Port Authority of New York and New Jersey, Special
                 Obligation Revenue Bonds, (JFK International Air
                 Terminal LLC), AMT (d):
        650         RIB, Series 157, 7.55% due 12/01/2022 (e)               695
     13,500         Series 6, 6.25% due 12/01/2011                       14,792
      1,500         Series 6, 6.25% due 12/01/2015                        1,726
      3,000         Series 6, 5.75% due 12/01/2025                        3,044



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Schedule of Investments (concluded)                              (in Thousands)

                           BlackRock MuniHoldings New Jersey Insured Fund, Inc.


       Face
     Amount    Municipal Bonds                                            Value

New Jersey (concluded)

   $  9,600    Rahway Valley Sewerage Authority, New Jersey,
                 Sewer Revenue Bonds (Capital Appreciation),
                 Series A, 4.79% due 9/01/2028 (d)(k)                $    3,674

               South Jersey Port Corporation of New Jersey,
                 Revenue Refunding Bonds:
      3,750         4.50% due 1/01/2015                                   3,842
      1,920         4.50% due 1/01/2016                                   1,961
      1,500         5% due 1/01/2026                                      1,549
      2,000         5.10% due 1/01/2033                                   2,072

      4,755    Tobacco Settlement Financing Corporation of
                 New Jersey, Asset-Backed Revenue Bonds, 7%
                 due 6/01/2013 (h)                                        5,584

      2,000    University of Medicine and Dentistry of New Jersey,
                 COP, 5% due 6/15/2029 (d)                                2,095

      4,740    University of Medicine and Dentistry of New
                 Jersey, Revenue Bonds, Series A, 5.50%
                 due 12/01/2027 (a)                                       5,091

      8,580    West Deptford Township, New Jersey, GO, 5.625%
                 due 9/01/2010 (b)(h)                                     9,121

      3,615    West Orange, New Jersey, Board of Education, COP,
                 6% due 10/01/2009 (d)(h)                                 3,858


Puerto Rico--7.7%

               Puerto Rico Commonwealth Highway and
                 Transportation Authority, Transportation
                 Revenue Refunding Bonds:
      4,500         Series J, 5% due 7/01/2029 (d)                        4,742
      3,480         Series K, 5% due 7/01/2040                            3,611

               Puerto Rico Electric Power Authority, Power Revenue
                 Bonds:
      6,830         Series HH, 5.25% due 7/01/2029 (c)                    7,164
      5,100         Series RR, 5% due 7/01/2028 (f)                       5,383

               Puerto Rico Industrial, Tourist, Educational, Medical
                 and Environmental Control Facilities Revenue
                 Bonds, Series A:
      1,780         (Hospital Auxilio Mutuo Obligation Group),
                    6.25% due 7/01/2024 (d)                               1,793



       Face
     Amount    Municipal Bonds                                            Value

Puerto Rico--7.7%

               Puerto Rico Industrial, Tourist, Educational, Medical
                 and Environmental Control Facilities Revenue
                 Bonds, Series A (concluded):
    $ 1,750         (Hospital de la Concepcion), 6.50%
                    due 11/15/2020                                   $    1,916

               Total Municipal Bonds
               (Cost--$464,141)--151.7%                                 487,360



               Municipal Bonds Held in Trust (m)

New Jersey--14.9%

     25,230    New Jersey EDA, Natural Gas Facilities Revenue
                 Refunding Bonds (NUI Corporation Projects),
                 AMT, Series A, 5.70% due 6/01/2032 (d)                  25,852

      9,155    New Jersey EDA, Revenue Bonds (Transportation
                 Project), Sub-Lease, Series A, 6%
                 due 5/01/2009 (c)(h)                                     9,607

      3,030    Port Authority of New York and New Jersey, Special
                 Obligation Revenue Bonds (JFK International Air
                 Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)       3,133

      8,650    Trenton, New Jersey, Parking Authority, Parking
                 Revenue Bonds, 6.10% due 4/01/2010 (b)(h)                9,256

               Total Municipal Bonds Held in Trust
               (Cost--$46,716)--14.9%                                    47,848



     Shares
       Held    Short-Term Securities

      8,211    CMA New Jersey Municipal Money Fund, 3.03% (j)(l)          8,211

               Total Short-Term Securities
               (Cost--$8,211)--2.5%                                       8,211

Total Investments (Cost--$519,068*)--169.1%                             543,419
Other Assets Less Liabilities--1.3%                                       4,138
Liability for Trust Certificates, Including Interest
  Expense Payable--(7.2%)                                              (23,216)
Preferred Stock, at Redemption Value--(63.2%)                         (203,064)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  321,277
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       496,959
                                                    ===============
    Gross unrealized appreciation                   $        23,799
    Gross unrealized depreciation                             (371)
                                                    ---------------
    Net unrealized appreciation                     $        23,428
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(f) CIFG Insured.

(g) Escrowed to maturity.

(h) Prerefunded.

(i) Radian Insured.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Dividend
    Affiliate                                     Activity          Income

    CMA New Jersey Municipal Money Fund            7,161            $   62


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of January 31, 2007.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may acquire the residual interest certificates. These securities serve as collateral in a financing transaction.
    See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007


Statements of Net Assets

                                                                                                                   BlackRock
                                                                                                                  MuniHoldings
                                                                                                  BlackRock        New Jersey
                                                                                                 MuniHoldings       Insured
As of January 31, 2007 (Unaudited)                                                              Fund II, Inc.      Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   270,648,761    $   535,207,662
       Investments in affiliated securities, at value**                                                 11,739          8,210,989
       Cash                                                                                            560,545             87,264
       Interest receivable                                                                           3,714,624          5,660,256
       Prepaid expenses                                                                                  6,085             17,999
                                                                                               ---------------    ---------------
       Total assets                                                                                274,941,754        549,184,170
                                                                                               ---------------    ---------------

Liabilities

       Trust certificates                                                                           18,270,000         23,032,500
       Interest expense payable                                                                        202,876            183,124
       Payable for securities purchased                                                                323,178                 --
       Payable to investment adviser                                                                   119,495            228,984
       Payable for other affiliates                                                                      1,632              5,065
       Dividends payable to shareholders                                                               703,624          1,293,621
       Accrued expenses                                                                                 49,907            100,096
                                                                                               ---------------    ---------------
       Total liabilities                                                                            19,670,712         24,843,390
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of
       AMPS+++ at $25,000 per share liquidation preference                                          87,016,888        203,063,591
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   168,254,154    $   321,277,189
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     1,572,317    $     1,752,453
       Accumulated realized capital losses--net                                                   (15,209,270)       (25,752,928)
       Unrealized appreciation--net                                                                 15,550,732         24,351,054
                                                                                               ---------------    ---------------
       Total accumulated earnings--net                                                               1,913,779            350,579
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++                                                      1,116,863          2,120,690
       Paid-in capital in excess of par                                                            165,223,512        318,805,920
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   168,254,154    $   321,277,189
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         15.06    $         15.15
                                                                                               ===============    ===============
       Market price                                                                            $         14.65    $         15.38
                                                                                               ===============    ===============
         * Identified cost on unaffiliated securities                                          $   255,098,029    $   510,856,608
                                                                                               ===============    ===============
        ** Identified cost on affiliated securities                                            $        11,739    $     8,210,989
                                                                                               ===============    ===============
       *** Preferred Shares authorized, issued and outstanding:
             Series A Shares                                                                             1,740              1,360
                                                                                               ===============    ===============
             Series B Shares                                                                             1,740              1,360
                                                                                               ===============    ===============
             Series C Shares                                                                                --              2,400
                                                                                               ===============    ===============
             Series D Shares                                                                                --              1,880
                                                                                               ===============    ===============
             Series E Shares                                                                                --              1,120
                                                                                               ===============    ===============
        ++ Common Shares issued and outstanding                                                     11,168,632         21,206,895
                                                                                               ===============    ===============
       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007


Statements of Operations

                                                                                                                   BlackRock
                                                                                                                  MuniHoldings
                                                                                                  BlackRock        New Jersey
                                                                                                MuniHoldings        Insured
For the Six Months Ended January 31, 2007 (Unaudited)                                           Fund II, Inc.      Fund, Inc.
Investment Income

       Interest                                                                                $     7,196,451    $    13,080,732
       Dividends from affiliates                                                                           200             62,247
                                                                                               ---------------    ---------------
       Total income                                                                                  7,196,651         13,142,979
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                        708,348          1,459,277
       Interest expense and fees                                                                       355,030            448,587
       Commission fees                                                                                 110,925            258,773
       Accounting services                                                                              51,416             85,457
       Professional fees                                                                                26,532             28,223
       Transfer agent fees                                                                              23,964             42,380
       Printing and shareholder reports                                                                 10,470             20,508
       Directors' fees and expenses                                                                     15,525             15,478
       Listing fees                                                                                      8,391              8,296
       Custodian fees                                                                                    7,745             14,123
       Pricing fees                                                                                      8,461             10,225
       Other                                                                                            19,864             33,376
                                                                                               ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                             1,346,671          2,424,703
       Waiver and/or reimbursement of expenses                                                            (11)           (89,352)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              1,346,660          2,335,351
                                                                                               ---------------    ---------------
       Investment income--net                                                                        5,849,991         10,807,628
                                                                                               ---------------    ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                               434,635            565,153
       Change in unrealized appreciation on investments--net                                         2,307,566          5,035,649
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                       2,742,201          5,600,802
                                                                                               ---------------    ---------------

Dividends to Preferred Shareholders

       Investment income--net                                                                      (1,502,774)        (3,210,674)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $     7,089,418    $    13,197,756
                                                                                               ===============    ===============

       See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007


Statements of Changes in Net Assets (As Restated for the Year Ended 2006. See Note 7)        BlackRock MuniHoldings Fund II, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                               January 31, 2007      July 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $     5,849,991    $    11,647,817
       Realized gain--net                                                                              434,635          1,049,246
       Change in unrealized appreciation--net                                                        2,307,566        (2,326,004)
       Dividends to Preferred Stock shareholders                                                   (1,502,774)        (2,570,803)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,089,418          7,800,256
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (4,400,441)       (10,146,661)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (4,400,441)       (10,146,661)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                     --            323,132
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            2,688,977        (2,023,273)
       Beginning of period                                                                         165,565,177        167,588,450
                                                                                               ---------------    ---------------
       End of period*                                                                          $   168,254,154    $   165,565,177
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,572,317    $     1,625,541
                                                                                               ===============    ===============

             See Notes to Financial Statements.



                                                                             BlackRock MuniHoldings New Jersey Insured Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                               January 31, 2007      July 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $    10,807,628    $    21,755,079
       Realized gain--net                                                                              565,153          3,099,555
       Change in unrealized appreciation--net                                                        5,035,649       (16,043,661)
       Dividends to Preferred Stock shareholders                                                   (3,210,674)        (5,509,362)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         13,197,756          3,301,611
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (8,094,252)       (18,365,764)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (8,094,252)       (18,365,764)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                524,753          1,860,277
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            5,628,257       (13,203,876)
       Beginning of period                                                                         315,648,932        328,852,808
                                                                                               ---------------    ---------------
       End of period*                                                                          $   321,277,189    $   315,648,932
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,752,453    $     2,249,751
                                                                                               ===============    ===============

             See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007


Financial Highlights (As Restated for the Years Ended 2006,                                  BlackRock MuniHoldings Fund II, Inc.
                      2005, 2004, 2003 and 2002. See Note 7)

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information            January, 31 2007                    For the Year Ended July 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     14.82   $     15.03   $     13.98   $     13.46   $     13.51   $     13.42
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .52++        1.04++        1.08++        1.15++        1.16++          1.10
Realized and unrealized gain (loss)--net                .24         (.11)          1.15           .50         (.15)         (.04)
Less dividends to Preferred Stock
  shareholders from investment income--net            (.13)         (.23)         (.14)         (.10)         (.10)         (.13)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .63           .70          2.09          1.55           .91           .93
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock shareholders
  from investment income--net                         (.39)         (.91)        (1.04)        (1.03)         (.96)         (.84)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     15.06   $     14.82   $     15.03   $     13.98   $     13.46   $     13.51
                                                ===========   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period           $     14.65   $     14.12   $     15.25   $     13.53   $     13.16   $     12.96
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return***

Based on net asset value per share                 4.33%+++         4.89%        15.46%        11.88%         7.15%         7.56%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Based on market price per share                    6.52%+++       (1.50%)        21.04%        10.75%         9.21%        12.12%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense**                       1.17%*         1.18%         1.19%         1.21%         1.26%         1.29%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**               1.59%*         1.44%         1.27%         1.30%         1.38%         1.48%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses**                                     1.59%*         1.44%         1.27%         1.31%         1.38%         1.48%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                       6.89%*         7.04%         7.38%         8.13%         8.48%         8.27%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock
  shareholders                                       1.77%*         1.55%          .98%          .69%          .74%          .95%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common Stock
  shareholders                                       5.12%*         5.49%         6.40%         7.44%         7.74%         7.32%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders            3.43%*         2.95%         1.84%         1.23%         1.28%         1.60%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)                  $   168,254   $   165,565   $   167,588   $   155,583   $   149,262   $   149,633
                                                ===========   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
  preference, end of period (in thousands)      $    87,000   $    87,000   $    87,000   $    87,000   $    87,000   $    87,000
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       5%           41%           38%           29%           42%           43%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                       $     2,934   $     2,903   $     2,926   $     2,788   $     2,716   $     2,720
                                                ===========   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                $       440   $       754   $       445    $      223    $      279   $       409
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net                $       424   $       724   $       471    $      395    $      363   $       394
                                                ===========   ===========   ===========   ===========   ===========   ===========

         * Annualized.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007


Financial Highlights (As Restated for the Years Ended 2006,                  BlackRock MuniHoldings New Jersey Insured Fund, Inc.
                      2005, 2004, 2003 and 2002. See Note 7)

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information            January, 31 2007                    For the Year Ended July 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     14.91   $     15.62   $     15.03   $     14.46   $     14.90   $     14.54
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net*                                 .51          1.03          1.04          1.07          1.08          1.06
Realized and unrealized gain (loss)--net                .26         (.61)           .66           .51         (.54)           .31
Less dividends to Preferred Stock
  shareholders from investment income--net            (.15)         (.26)         (.16)         (.08)         (.09)         (.15)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .62           .16          1.54          1.50           .45          1.22
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock shareholders
  from investment income--net                         (.38)         (.87)         (.95)         (.93)         (.89)         (.86)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     15.15   $     14.91   $     15.62   $     15.03   $     14.46   $     14.90
                                                ===========   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period           $     15.38   $     14.98   $     15.89   $     14.17   $     13.59   $     14.24
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return***

Based on net asset value per share                4.18%++++         1.09%        10.63%        10.90%         3.32%         9.16%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Based on market price per share                   5.27%++++        (.16%)        19.37%        11.24%         1.61%        20.01%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and reimbursement
  and excluding reorganization expenses and
  interest expense**                                1.16%++         1.15%         1.14%         1.13%         1.15%         1.19%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses, net of waiver and reimbursement
  and excluding reorganization expenses**           1.43%++         1.39%         1.25%         1.19%         1.23%         1.33%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses, net of waiver
  and reimbursement**                               1.43%++         1.39%         1.25%         1.19%         1.23%         1.35%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses**                                    1.49%++         1.45%         1.31%         1.27%         1.31%         1.43%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                      6.63%++         6.80%         6.69%         6.97%         7.05%         7.32%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred
  Stock shareholders                                1.97%++         1.72%         1.02%          .54%          .61%         1.00%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common
  Stock shareholders                                4.66%++         5.08%         5.67%         6.43%         6.44%         6.32%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders         3.14%++++         2.71%         1.64%          .86%          .97%         1.51%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)                  $   321,277   $   315,649   $   328,853   $   316,171   $   304,126   $   313,515
                                                ===========   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
  preference, end of period (in thousands)      $   203,000   $   203,000   $   203,000   $   203,000   $   203,000   $   203,000
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       3%            1%           29%            8%           28%           19%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                       $     2,583   $     2,555   $     2,620   $     2,557   $     2,498   $     2,544
                                                ===========   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                $       399   $       683   $       402   $       206   $       233   $       356
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net                $       397   $       682   $       403   $       210   $       240   $       381
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series C--Investment income--net                $       398   $       689   $       419   $       235   $       247   $       389
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series D--Investment income--net                $       389   $       673   $       415   $       210   $       240   $       363
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series E--Investment income--net                $       394   $       655   $       394   $       197   $       247   $       393
                                                ===========   ===========   ===========   ===========   ===========   ===========

         * Based on average shares outstanding.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ++ Annualized.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Notes to Financial Statements (unaudited)


1. Significant Accounting Policies:
On September 29, 2006, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. were renamed BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. (the "Funds" or individually, the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MUH and MUJ, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Boards of Directors. Such valuations and procedures are reviewed periodically by the Boards of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Boards of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Funds' transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At January 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:


                                                  Range of
                                                 Interest        Underlying
                                                 Rates on         Municipal
                                Liability    the Liability            Bonds
                                for Trust        for Trust      Transferred
                             Certificates     Certificates          to TOBs

BlackRock MuniHoldings                             3.65% -
  Fund II, Inc.               $18,270,000            3.66%      $38,525,164
BlackRock MuniHoldings
  New Jersey                                       3.65% -
  Insured Fund, Inc.          $23,032,500            3.66%      $47,847,830


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Notes to Financial Statements (continued)


(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on each of the Funds' financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreements between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Funds' Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager and/or FAM indirectly through its investment as described below:



                                                 For the            For the
                                                  Period             Period
                                               August 1,      September 30,
                                                 2006 to            2006 to
                                           September 29,        January 31,
                                                    2006               2007
                                           Reimbursement      Reimbursement
                           Investment             by FAM     by the Manager

                        Merrill Lynch
BlackRock               Institutional
  MuniHoldings             Tax-Exempt
  Fund II, Inc.                  Fund             $    4             $    7
BlackRock                     CMA New
  MuniHoldings                 Jersey
  New Jersey                Municipal
  Insured                      Money
  Fund, Inc.                     Fund             $2,005             $7,209



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Notes to Financial Statements (continued)


In addition, for BlackRock MuniHoldings New Jersey Insured Fund, Inc., the Manager (and previously FAM) has agreed to waive its management fee based on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the six months ended January 31, 2007, the Manager and/or FAM earned and waived fees for BlackRock MuniHoldings New Jersey Insured Fund, Inc. as follows:


                               For the Period                For the Period
                                    August 1,                 September 30,
                                      2006 to                       2006 to
                                September 29,                   January 31,
                                         2006                          2007

                                FAM                         Manager

                          Fees           Fees           Fees           Fees
                        Earned         Waived         Earned         Waived

                      $489,390        $28,255       $969,887        $51,883


In addition, the Manager has entered into a sub-advisory agreement in respect to each Fund with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to the percentage of the management fee paid by each Fund to the Manager.

The Funds reimbursed the Manager and/or FAM for certain accounting services. The reimbursements were as follows:


                                      For the Period         For the Period
                                   August 1, 2006 to          September 30,
                                       September 29,                2006 to
                                                2006       January 31, 2007
                                       Reimbursement          Reimbursement
                                              to FAM         to the Manager

BlackRock MuniHoldings
  Fund II, Inc.                               $  863                 $1,727
BlackRock MuniHoldings
  New Jersey Insured
  Fund, Inc.                                  $1,764                 $3,728


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of Merrill Lynch, FAM, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2007 were as follows:



                                                              BlackRock
                                                           MuniHoldings
                                           BlackRock         New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Total Purchases                          $15,343,300        $14,871,622
Total Sales                              $14,695,348        $26,814,403


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors of each Fund is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

BlackRock MuniHoldings Fund II, Inc.

Shares issued and outstanding during the six months ended January 31, 2007 remained constant and for the year ended July 31, 2006 increased by 21,687 as a result of dividend reinvestment.


BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Shares issued and outstanding during the six months ended January 31, 2007 and the year ended July 31, 2006 increased by 34,151 and 122,432, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2007 were as follows:

                                                              BlackRock
                                                           MuniHoldings
                                           BlackRock         New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Series A                                       3.55%              3.10%
Series B                                       3.54%              3.10%
Series C                                          --              3.20%
Series D                                          --              3.18%
Series E                                          --              2.85%



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Notes to Financial Statements (continued)


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2007, Merrill Lynch, Pierce, Fenner & Smith, Incorporated earned commissions as follows:


                                             Commissions

BlackRock MuniHoldings Fund II, Inc.          $   31,822
BlackRock MuniHoldings New Jersey
  Insured Fund, Inc.                          $  130,290


5. Capital Loss Carryforward:

BlackRock MuniHoldings Fund II, Inc.

On July 31, 2006, the Fund had a net capital loss carryforward of $15,556,223, of which $2,569,629 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniHoldings New Jersey Insured Fund, Inc.

On July 31, 2006, the Fund had a net capital loss carryforward of $25,221,422, of which $24,985,528 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.063000 per share and $.061000 per share relating to BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc., respectively, on March 1, 2007 to shareholders of record on February 15, 2007.


7. Restatement Information:
During the six months ended January 31, 2007, the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Funds have restated the statement of changes in net assets for the year ended July 31, 2006 and the financial highlights for the years ended July 31, 2006, 2005, 2004, 2003 and 2002. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings to give effect to offsetting changes in realized gain - net and in the change in unrealized appreciation/ depreciation - net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.


BlackRock MuniHoldings Fund II, Inc.

Statement of Changes in Net Assets
For the Year Ended July 31, 2006


                                          Previously
                                            Reported           Restated

Realized gain--net                    $    1,052,644     $    1,049,246
Change in unrealized
  appreciation--net                   $  (2,329,402)     $  (2,326,004)


Financial Highlights for the Years Ended July 31, 2006, 2005, 2004, 2003, 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class A             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Total expenses, net
  of reimbursement**   1.18%      1.44%      1.19%      1.27%       1.21%      1.30%      1.26%      1.38%       1.29%      1.48%
Total expenses**       1.18%      1.44%      1.19%      1.27%       1.22%      1.31%      1.26%      1.38%       1.29%      1.48%
Portfolio turnover    49.12%        41%     45.11%        38%      31.03%        29%     44.03%        42%      46.31%        43%

 ** Do not reflect the effect of dividends to Preferred Stock shareholders.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Notes to Financial Statements (concluded)



BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Statement of Changes in Net Assets
For the Year Ended July 31, 2006


                                          Previously
                                            Reported           Restated

Realized gain--net                    $    3,944,138     $    3,099,555
Change in unrealized
  appreciation--net                   $ (16,888,244)     $ (16,043,661)



Financial Highlights for the Years Ended July 31, 2006, 2005, 2004, 2003, 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class A             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Total expenses, net
  of waiver and
  reimbursement
  and excluding
  reorganization
  expenses**           1.15%      1.39%      1.14%      1.25%       1.13%      1.19%      1.15%      1.23%       1.19%      1.33%
Total expenses,
  net of waiver
  and reimbursement**  1.15%      1.39%      1.14%      1.25%       1.13%      1.19%      1.15%      1.23%       1.22%      1.35%
Total expenses**       1.21%      1.45%      1.20%      1.31%       1.21%      1.27%      1.23%      1.31%       1.29%      1.43%
Portfolio turnover    19.11%         1%     29.61%        29%       8.53%         8%     28.89%        28%      20.05%        19%

 ** Do not reflect the effect of dividends to Preferred Stock shareholders.


While the Statements of Net Assets as of July 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of these Funds for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments - net, and the change in unrealized appreciation/depreciation on investments - net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of these Funds for the years ended July 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments - net, and change in unrealized appreciation/ depreciation - net, by corresponding and offsetting amounts.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Proxy Results


BlackRock MuniHoldings Fund II, Inc.


During the six-month period ended January 31, 2007, BlackRock MuniHoldings Fund II, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:


                                                      Shares Voted   Shares Voted   Shares Voted
                                                          For          Against        Abstain
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                          6,039,908       134,921        236,390

To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                          6,041,155       136,369        233,695


BlackRock MuniHoldings New Jersey Insured Fund, Inc.


During the six-month period ended January 31, 2007, BlackRock MuniHoldings New Jersey Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:



                                                      Shares Voted   Shares Voted   Shares Voted
                                                          For          Against        Abstain
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                          10,506,782      444,071        495,258

To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                          10,445,858      482,960        517,293


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreements--Matters Considered by the Boards

The following disclosure appeared in the July 31, 2006 Annual Report of the Funds and is the discussion referred to in "New BlackRock Sub-Advisory Agreements - Matters Considered by the Boards" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). Each Fund's New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist each Fund's Board in its consideration of the Fund's New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that in February 2006, each Fund's Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees to be paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Investment Adviser in light of the services to be provided, the expected costs to the Investment Adviser of providing those services, potential economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider the renewal of the Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Disclosure of Investment Advisory Agreement (continued)


In their deliberations, each Fund's directors considered information received in connection with their recent continuation of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their recent review of each Fund's Current Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



In evaluating the costs of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the current Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with the recent review of each Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Disclosure of Investment Advisory Agreement (concluded)


Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, each Board, including the independent directors, also considered and approved a contingent sub-advisory agreement (each a "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). Each Fund's Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. Each Fund's Contingent Sub-Advisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Sub-Advisory Agreement, therefore, is contingent on further Board approval. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. Each Fund's Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in each Fund's Contingent Sub-Advisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



New BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At an in-person meeting held on August 14 - 16, 2006, each Fund's Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement with respect to each Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (each, a "BlackRock Sub-Advisory Agreement"). Each BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to each BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of either Fund as a result of the BlackRock Sub-Advisory Agreements.

In approving each BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's New Investment Advisory Agreement, and came to the same conclusions. Each Fund's Board considered all relevant factors and did not indentify any particular information that was controlling. In reviewing the sub-advisory fee rate provided for in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Fund and for oversight of each Fund's operations and administration. Under each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Based on its considerations, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. The Funds' Boards of Directors wish Mr. Zinbarg well in his retirement.


Investment Objectives


NYSE Symbol  BlackRock MuniHoldings Fund II, Inc. seeks to provide shareholders
MUH with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol  BlackRock MuniHoldings New Jersey Insured Fund, Inc. seeks to
MUJ provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of January 31, 2007

           (a)(1) BlackRock MuniHoldings Fund II, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Jaeckel is also the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. O'Connor has been a member of the Fund's management team since 2006 and Mr. Jaeckel has been the Fund's portfolio manager since 2006.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           (a)(2) As of January 31, 2007:




                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
       (i) Name of          Registered    Other Pooled                 Registered    Other Pooled
       Portfolio            Investment     Investment       Other      Investment     Investment      Other
       Manager              Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
       Theodore R.
       Jaeckel, Jr.                 80              0             0            0               1            0
                      $ 29,189,760,840        $     0       $     0      $     0    $ 26,524,194      $     0

       Walter
       O'Connor                     80              0             0            0               1            0
                      $ 29,189,760,840        $     0       $     0      $     0    $          0      $     0


           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of January 31, 2007:

                  Portfolio Manager Compensation

                Compensation Program
                The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                Base compensation
                Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                Performance-Based Compensation
                BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of single-state, closed-end, leveraged municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                Long-Term Retention and Incentive Plan (LTIP)
                The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                Cash Bonus
                Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                Stock Bonus
                A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                Other Compensation Programs
                Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                Other Benefits
                Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

(a)(4)     Beneficial Ownership of Securities.    As of January 31, 2007,
           neither of Messrs. Jaeckel and O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of March, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at January 31, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended January 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

           Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at March, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, as of March 2007, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable


12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings Fund II, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Fund II, Inc.


Date: March 26, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Fund II, Inc.


Date: March 26, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniHoldings Fund II, Inc.


Date: March 26, 2007